File No. 333-02515  CIK #896997


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 2


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



     Van Kampen American Capital Equity Opportunity Trust, Series 32
                          (Exact Name of Trust)


                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)

     Van Kampen Funds Inc.                       Chapman and Cutler
     Attention:  Don G. Powell                    Attention: Mark J. Kneedy
     One Parkview Plaza                           111 West Monroe Street
     Oakbrook Terrace, Illinois 60181             Chicago, Illinois 60603
            (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on July 27, 1998 pursuant to paragraph (b) of Rule 485.

VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 32
RENAISSANCE TRUST, SERIES 1

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

 NOTE: Part One of this Prospectus may not be distributed unless accompanied by
                                   Part Two.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------
                                    THE TRUST

   The Van Kampen American Capital Equity Opportunity Trust, Series 32 (the "Fund") is comprised of one unit investment trust, Renaissance Trust, Series 1 (the "Trust" or "Renaissance Trust"). The Renaissance Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of equity securities primarily issued by companies which had undergone recent management changes, had made major acquisitions or were in a restructuring phase as of initial Date of Deposit, including common stocks of foreign issuers, all of which are in American Depository Receipt form ("ADRs"). Unless terminated earlier, the Trust will terminate on May 24, 2001 and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

                              PUBLIC OFFERING PRICE

   The Public Offering Price per Unit is equal to the aggregate underlying value of the Equity Securities plus or minus cash, if any, in the Income and Capital Accounts, divided by the number of Units outstanding, plus the applicable sales charge. See "Summary of Essential Financial Information" in this Part One.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Date of this Prospectus is July 27, 1998

                                   Van Kampen
         VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 32
                           Renaissance Trust, Series 1
                   Summary of Essential Financial Information
                                As of May 5, 1998
                                  Sponsor:     Van Kampen Funds Inc.(on July 13,
                                               1998 Van Kampen American Capital
                                               Distributors, Inc. changed its
                                               name to Van Kampen Funds Inc.)

                                  Supervisor: Van Kampen Investment
                                              Advisory Corp.(on July 13, 1998
                                              Van Kampen American Capital
                                              Investment Advisory Corp. changed
                                              its name to Van Kampen Investment
                                              Advisory Corp.) (An Affiliate of
                                              the Sponsor)
                                  Evaluator:  American Portfolio Evaluation
                                              Services (A division of an affiliate
                                              of the Sponsor)
                                  Trustee:    The Bank of New York


                                                                                                         Renaissance
                                                                                                            Trust
                                                                                                       ---------------
General Information
Number of Units                                                                                             266,354.919
Fractional Undivided Interest in Trust per Unit                                                           1/266,354.919
Public Offering Price:
   Aggregate Value of Securities in Portfolio (1)                                                     $    3,873,619.55
   Aggregate Value of Securities per Unit (including accumulated dividends)                           $           14.58
   Sales Charge 4.4% (4.603% of Aggregate Value of Securities excluding principal cash) per Unit (3)  $             .67
   Public Offering Price per Unit (2)(3)                                                              $           15.25
Redemption Price per Unit                                                                             $           14.58
Secondary Market Repurchase Price per Unit                                                            $           14.58
Excess of Public Offering Price per Unit Over Redemption Price per Unit                               $             .67

Supervisor's Annual Supervisory Fee          Maximum of $.0025 per Unit
Evaluator's Annual Fee                       Maximum of $.0025 per Unit
Evaluation Time                              Close of the New York Stock
                                             Exchange
Date of Deposit                              May 24, 1996
Mandatory Termination Date                   May 24, 2001
Estimated Annual Dividends per Unit          $.18473
Trustee's Annual fee                         $.008 per Unit
Minimum Termination Value                    The Trust may be terminated if the
                                             net asset value of such
                                             Trust is less than $500,000
                                             unless the net asset value
                                             of such Trust deposits has
                                             exceeded $15,000,000, then
                                             the Trust Agreement may be
                                             terminated if the net asset
                                             value of such Trust is less
                                             than $3,000,000.
Estimated Annual Organizational Expenses (4) $.003 per Unit
Income Distribution Record Date              TENTH day of March, June, September
                                             and December.
Income Distribution Date                     TWENTY-FIFTH day of March, June,
                                             September and December.
Capital Account Record Date                  TENTH day of December.
Capital Account Distribution Date            TWENTY-FIFTH day of December.

--------------------------------------------------------------------------------
(1)Equity Securities listed on a national securities exchange are valued at the closing sale price, or if the Equity Securities are not listed, at the bid price thereof.
(2)Anyone ordering Units will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.
(3)Effective on each May 24, commencing May 24, 1997, the secondary sales charge includes a sales charge of 4.4% of the Public Offering Price and will be reduced by .5 of 1% on each subsequent May 24, to a minimum sales charge of 3.4%. See "Public Offering-Offering Price" in Part Two.
(4)The Trust (and therefore Unitholders) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five period or over the life of the Trust if less than five years. See "Expenses of the Trust" in Part Two and "Statement of Condition." Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.

                                    PORTFOLIO
   The Renaissance Trust consists of 42 different issues of Equity Securities, which are primarily issued by companies which had undergone recent management changes, had made major acquisitions or were in a restructuring phase as of the Initial Date of Deposit (including common stocks of foreign issuers, all of which are ADRs). All of the Equity Securities are listed on a national securities exchange, the NASDAQ National Market system or are traded in the over-the-counter market.

                              PER UNIT INFORMATION
                                                                                              1997(1)         1998
                                                                                          ------------   ------------
Net asset value per Unit at beginning of period                                           $        9.69  $       10.24
                                                                                          ============   ============
Net asset value per Unit at end of period                                                 $       10.24  $       14.18
                                                                                          ============   ============
Distributions to Unitholders of investment income including accrued interest paid
   on Units redeemed (average Units outstanding for entire period)                        $        0.16  $        0.17
                                                                                          ============   ============
Distributions to Unitholders from Security redemption proceeds (average Units
   outstanding for entire period)                                                         $          --  $          --
                                                                                          ============   ============
Unrealized appreciation (depreciation) of Securities (per Unit outstanding at
   end of period)                                                                         $        1.21  $        3.46
                                                                                          ============   ============
Units outstanding at end of period                                                              502,418        290,046

--------------------------------------------------------------------------------
   (1) For the period from May 24, 1996 (date of deposit) through March 31,
1997.

                     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    To the Board of Directors of Van Kampen Funds Inc. (on July 13, 1998 Van Kampen American Capital Distributors, Inc. changed its name to Van Kampen Funds Inc.)and the Unitholders of Van Kampen American Capital Equity Opportunity Trust, Series 32 (Renaissance Trust, Series 1):

         We have audited the accompanying statement of condition (including the analysis of net assets) and the related portfolio of Van Kampen American Capital Equity Opportunity Trust, Series 32 (Renaissance Trust, Series 1) as of March 31, 1998 and the related statements of operations and changes in net assets for the period from May 24, 1996 (date of deposit) through March 31, 1997 and the year ended March 31, 1998. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Equity Opportunity Trust, Series 32 (Renaissance Trust, Series 1) as of March 31, 1998, and the related statements of operations and changes in net assets for the period from May 24, 1996 (date of deposit) through March 31, 1997 and the year ended March 31, 1998, in conformity with generally accepted accounting principles

                               GRANT THORNTON LLP

   Chicago, Illinois
   May 22, 1998

              VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST
                                    SERIES 32
                             Statements of Condition
                                 March 31, 1998

                                                                                                            Renaissance
                                                                                                               Trust
                                                                                                           -------------
   Trust property
      Securities at market value, (cost $2,479,549) (note 1)..............................................  $  4,087,465
      Accumulated dividends...............................................................................         3,736
      Organizational cost.................................................................................        22,061
                                                                                                           -------------
                                                                                                               4,113,262
                                                                                                           =============
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $        201
      Interest to Unitholders.............................................................................     4,113,061
                                                                                                           -------------
                                                                                                            $  4,113,262
                                                                                                           =============

                             Analysis of Net Assets

   Interest of Unitholders (290,046 Units of fractional undivided interest outstanding)
      Cost to original investors of 579,799 Units (note 1)................................................  $  5,647,951
         Less initial underwriting commission (note 3)....................................................       271,510
                                                                                                           -------------
                                                                                                               5,376,441
         Less redemption of Units 289,753 Units...........................................................     3,455,177
                                                                                                           -------------
                                                                                                               1,923,264
      Undistributed net investment income
         Net investment income............................................................................       105,880
         Less distributions to Unitholders................................................................       209,854
                                                                                                           -------------
                                                                                                                (103,974)
      Realized gain (loss) on Security sale or redemption.................................................       685,855
      Unrealized appreciation (depreciation) of Securities (note 2).......................................     1,607,916
      Distributions to Unitholders of Security sale or redemption proceeds................................            --
                                                                                                           -------------
            Net asset value to Unitholders................................................................  $  4,113,061
                                                                                                           =============
   Net asset value per Unit (Units outstanding of 290,046)................................................  $      14.18
                                                                                                           =============

        The accompanying notes are an integral part of these statements.

                           RENAISSANCE TRUST, SERIES 1
                            Statements of Operations
        Period from May 24, 1996 (date of deposit) through March 31, 1997 and the year ended March 31, 1998

                                                                                                   1997         1998
                                                                                               -----------  -----------
   Investment income
      Dividend income.......................................................................   $    85,484  $    56,287
      Expenses
         Trustee fees and expenses..........................................................         3,655        9,469
         Evaluator fees.....................................................................           959        1,361
         Supervisory Fees...................................................................         1,258        9,022
         Organizational Fees................................................................         9,022        1,145
                                                                                               -----------  -----------

              Total expenses................................................................        14,894       20,997
                                                                                               -----------  -----------
         Net investment income..............................................................        70,590       35,290
   Realized gain (loss) from Securities sale or redemption
      Proceeds..............................................................................       947,498    2,635,249
      Cost..................................................................................       871,322    2,025,570
                                                                                               -----------  -----------
         Realized gain (loss)...............................................................        76,176      609,679
   Net change in unrealized appreciation (depreciation) of Securities.......................       605,588    1,002,328
                                                                                               -----------  -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS.................................................................   $   752,354  $ 1,647,297
                                                                                               ===========  ===========

                       Statements of Changes in Net Assets
        Period from May 24, 1996 (date of deposit) through March 31, 1997 and the year ended March 31, 1998

                                                                                                   1997         1998
                                                                                               -----------  -----------
   Increase (decrease) in net assets Operations:
      Net investment income.................................................................   $    70,590  $    35,290
      Realized gain (loss) on Securities sale or redemption.................................        76,176      609,679
      Net change in unrealized appreciation (depreciation) of Securities....................       605,588    1,002,328
                                                                                               -----------  -----------
         Net increase (decrease) in net assets resulting from operations....................       752,354    1,647,297
   Distributions to Unitholders from:
      Net investment income.................................................................      (151,169)     (58,685)
      Securities sale or redemption proceeds................................................            --           --
   Redemption of Units......................................................................      (831,421)  (2,621,756)
         Total increase (decrease)..........................................................      (230,236)  (1,033,144)
   Net asset value to Unitholders
      Beginning of period...................................................................     5,376,441    5,146,205
      Additional Securities purchased from proceeds of Unit Sales...........................            --           --
                                                                                               -----------  -----------
      End of period (including overdistributed net investment income of $(80,579)
         and $(103,974), respectively)......................................................   $ 5,146,205  $ 4,113,061
                                                                                               ===========  ===========

        The accompanying notes are an integral part of these statements.

RENAISSANCE TRUST, SERIES 1                                                             PORTFOLIO as of March 31, 1998
----------------------------------------------------------------------------------------------------------------------------
Number                                                                                               Valuation of Securities
    of                                                                       Market Value               at March 31, 1998
Shares          Name of Issuer                                                 Per Share                    (Note 1)
--------------- -------------------------------------------------------------------------------     -----------------------
           372   A.C. Nielsen                                             $           26.4375        $             9,835
---------------------------------------------------------------------------------------------------------------------------
         1,235   Aetna Life & Casualty Company                                        83.4375                    103,045
---------------------------------------------------------------------------------------------------------------------------
         3,963   Alcatel Alsthom                                                      38.0000                    150,594
---------------------------------------------------------------------------------------------------------------------------
         2,681   Allegheny Power Systems, Incorporated                                33.5625                     89,981
---------------------------------------------------------------------------------------------------------------------------
           368   Allegiance Corporation                                               39.5625                     14,559
---------------------------------------------------------------------------------------------------------------------------
         1,354   AT&T Corporation                                                     65.6250                     88,856
---------------------------------------------------------------------------------------------------------------------------
         1,927   Baxter International, Incorporated                                   55.1250                    106,226
---------------------------------------------------------------------------------------------------------------------------
         3,700   Cable & Wireless Plc                                                 37.7500                    139,675
---------------------------------------------------------------------------------------------------------------------------
         1,288   Cognizant Corporation                                                57.3750                     73,899
---------------------------------------------------------------------------------------------------------------------------
         1,839   Crown Cork & Seal Company, Incorporated                              53.5000                     98,387
---------------------------------------------------------------------------------------------------------------------------
         2,192   CVS Corporation                                                      75.5000                    165,496
---------------------------------------------------------------------------------------------------------------------------
         2,343   Dial Corporation                                                     23.9375                     56,086
---------------------------------------------------------------------------------------------------------------------------
         1,221   Dun & Bradstreet Corporation                                         34.1875                     41,743
---------------------------------------------------------------------------------------------------------------------------
         2,569   Dynatech Corporation                                                 48.1875                    123,794
---------------------------------------------------------------------------------------------------------------------------
         1,199   Eastman Kodak Company                                                64.8750                     77,785
---------------------------------------------------------------------------------------------------------------------------
           592   Energy Group                                                         56.3125                     33,337
---------------------------------------------------------------------------------------------------------------------------
           596   Footstar Incorporated                                                36.0000                     21,456
---------------------------------------------------------------------------------------------------------------------------
         3,124   Fort James Corporation                                               45.8125                    143,118
---------------------------------------------------------------------------------------------------------------------------
         2,213   General Signal Corporation                                           46.7500                    103,458
---------------------------------------------------------------------------------------------------------------------------
         2,325   H & R Block, Incorporated                                            47.5625                    110,583
---------------------------------------------------------------------------------------------------------------------------
           557   Hanson Plc                                                           30.5000                     16,989
---------------------------------------------------------------------------------------------------------------------------
         2,752   Harris Corporation                                                   52.1250                    143,448
---------------------------------------------------------------------------------------------------------------------------
         3,017   Hilton Hotels Corporation                                            31.8750                     96,167
---------------------------------------------------------------------------------------------------------------------------
         1,125   Imperial Tobacco                                                     14.6800                     16,515
---------------------------------------------------------------------------------------------------------------------------
         3,923   Loral Space & Communications                                         27.9375                    109,599
---------------------------------------------------------------------------------------------------------------------------
           479   Lucent Technologies                                                 127.8750                     61,252
---------------------------------------------------------------------------------------------------------------------------
         2,593   Masco Corporation                                                    59.5000                    154,284
---------------------------------------------------------------------------------------------------------------------------
           369   Millennium                                                           33.5000                     12,361
---------------------------------------------------------------------------------------------------------------------------
           114   NCR Corporation                                                      33.0625                      3,769
---------------------------------------------------------------------------------------------------------------------------
         1,769   Olin Corporation                                                     46.9375                     83,032
---------------------------------------------------------------------------------------------------------------------------
         1,675   Perkin-Elmer Corporation                                             72.3125                    121,123
---------------------------------------------------------------------------------------------------------------------------
         2,042   Pharmacia & Upjohn, Inc.                                             43.7500                     89,338
---------------------------------------------------------------------------------------------------------------------------
         2,872   Phillip Morris Companies, Inc.                                       41.6875                    119,726
---------------------------------------------------------------------------------------------------------------------------
           184   Primex Technologies                                                  45.7500                      8,418
---------------------------------------------------------------------------------------------------------------------------
         7,009   Safeway Incorporated                                                 36.9375                    258,895
---------------------------------------------------------------------------------------------------------------------------
         2,226   Starwood Hotels & Resorts                                            53.4375                    118,952
---------------------------------------------------------------------------------------------------------------------------
         5,467   Sunbeam Corporation                                                  44.0625                    240,890
---------------------------------------------------------------------------------------------------------------------------
         1,943   Times Morror Company                                                 63.3750                    123,138
---------------------------------------------------------------------------------------------------------------------------
         1,620   United Healthcare Corporation                                        64.7500                    104,895
---------------------------------------------------------------------------------------------------------------------------
         4,301   USAir Group, Incorporated                                            74.1250                    318,811
---------------------------------------------------------------------------------------------------------------------------
         2,506   Vencor, Incorporated                                                 29.9375                     75,023
---------------------------------------------------------------------------------------------------------------------------
         2,430   Viad Corporation                                                     24.2500                     58,927
---------------                                                                                      --------------------
        88,074                                                                                       $         4,087,465
===============                                                                                      ====================

The accompanying notes are an integral part of these statements.

                           RENAISSANCE TRUST, SERIES 1
                          Notes to Financial Statements
                                 March 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Securities listed on a national securities exchange are valued at the closing period price or, if not so listed, at the bid price.

   Security Cost - The original cost to the Trusts of the Securities, for Securities listed on a national securities exchange, on the closing sale prices on the exchange or, if not so listed, on the asked price thereof. In each case, the costs were determined on the day of the various Dates of Deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value as described in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

    Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Distributions to Unitholders of the Trust's taxable income will be taxable as ordinary or capital gain income to Unitholders.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an average cost basis.

   Organizational Costs - The Trust will bear all or a portion of its organizational costs, which will deferred and amortized over five years.

NOTE 2 - PORTFOLIO

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at March 31, 1998 is as follows:

                                   Renaissance
                                      Trust
                                 -------------
   Unrealized Appreciation         $ 1,625,243
   Unrealized Depreciation            (17,327)
                                   -----------
                                   $ 1,607,916
                                   ============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the underlying value of the Securities per Unit on the date of an investor's purchase, plus an initial sales charge equal to the difference between the maximum sales charge of 4.9% of the Public Offering Price and the amount of the maximum deferred sales charge of $0.20 per Unit. In addition to the initial sales charge, investors pay a deferred sales of $.0333 per Unit per month which began accruing on a daily basis on November 24, 1996 and will continue to accrue through May 23, 1997. The monthly deferred sales charge is charged to the Trust, in arrears, commencing December 24, 1996 and on the 24th day of each month thereafter through May 24, 1997. The secondary cost to investors in based on the determination of the underlying value of the Securities per Unit on the date of an investor's purchase plus the applicable sales charge. Commencing on May 24, 1997, the secondary market sales charge will not include deferred payments but will instead include only a one-time initial sales charge of 4.4% of the Public Offering Price and will be reduced by .5 of 1% on each subsequent May 24, to a minimum sales charge of 3.4%.

   Compensation of Evaluator and Supervisor - the Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.0025 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to all applicable Trusts). The Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

   During the period ended March 31, 1997 and the year ended March 31, 1998, 77,381 and 212,372 Units, respectively were presented for redemption.

                                   VAN KAMPEN


 RENAISSANCE TRUST                                           PROSPECTUS PART TWO
--------------------------------------------------------------------------------

   The Fund. Van Kampen American Capital Equity Opportunity Trust (the "Fund") is comprised of separate and distinct unit investment trusts, including series of the Renaissance Trust (the "Trust"). The Renaissance Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed portfolio of equity securities primarily issued by companies which have undergone management changes, have made major acquisitions or are in a restructuring phase including common stocks of foreign issuers, all of which are in American Depositary Receipt form ("ADRs"). Unless terminated earlier, the Trust will terminate on the Mandatory Termination Date set forth under "Summary of Essential Financial Information" in Part One and any Securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

   Attention Foreign Investors. If you are not a United States citizen or resident, distributions from the Trust will generally be subject to U.S. Federal withholding taxes; however, under certain circumstances treaties between the United States and other countries may reduce or eliminate such withholding tax. See "Taxation." Such investors should consult their tax advisers regarding the imposition of U.S. withholding on distributions.

   Objective of the Trust. The objectives of the Trust are to provide the potential for capital appreciation and income, consistent with the preservation of invested capital, by investing in a portfolio of equity securities primarily issued by companies which have undergone management changes, have made major acquisitions or are in a restructuring phase ("Equity Securities" or "Securities"). See "Objectives and Securities Selection." There is, of course, no guarantee that the objectives of the Trust will be achieved.

   Public Offering Price. The Public Offering Price of the Units of the Trust includes the aggregate underlying value of the Securities in the Trust's portfolio, the applicable sales charge described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. For sales charges in the secondary market, see "Public Offering." The minimum purchase is 100 Units except for certain transactions described under "Public Offering--Unit Distribution". See "Public Offering."

   Dividend and Capital Distributions Distributions of dividends and capital, if any, received by the Trust will be paid in cash on the applicable Distribution Date to Unitholders of record on the record date as set forth in the "Summary of Essential Financial Information" in Part One. Gross dividends received by the Trust will be distributed to Unitholders. Expenses of the Trust will be paid with proceeds from the sale of Securities. For the consequences of such sales, see "Federal Taxation" and "Risk Factors." Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unitholder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital.

   Units of the Trust are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including loss of the principal amount invested.

      NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

    BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. THIS PROSPECTUS IS DATED AS OF THE DATE OF THE PROSPECTUS PART I ACCOMPANYING THIS PROSPECTUS PART II.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Secondary Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the aggregate underlying value of Equity Securities in the Trust (generally determined by the closing sale or bid prices of the Securities) plus or minus cash, if any, in the Capital and Income Accounts of the Trust. If a secondary market is not maintained, a Unitholder may redeem Units through redemption at prices based upon the aggregate underlying value of the Equity Securities in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. A Unitholder tendering 1,000 or more Units for redemption may request a distribution of shares of Securities (reduced by customary transfer and registration charges) in lieu of payment in cash. See "Rights of Unitholders--Redemption of Units."

   Termination. Commencing on the Mandatory Termination Date Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders to elect a distribution of shares of Equity Securities if such Unitholder owns at least 1,000 Units of the Trust, rather than to receive payment in cash for such Unitholder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unitholders will receive cash in lieu of any fractional shares. To be effective, the election form, together with surrendered certificates if issued, and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. Unitholders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Trust Administration--Amendment or Termination."

   Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders also have the opportunity to have their distributions reinvested into additional Units of the Trust, if Units are available at the time of reinvestment, or into an open-end management investment company as described herein. See "Rights of Unitholders--Reinvestment Option."

   Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers, the general condition of the stock market and the risks of investing in companies in a restructuring phase of their business. See "Risk Factors" and "Trust Portfolio."

 THE TRUST

    Van Kampen American Capital Equity Opportunity Trust is comprised of separate and distinct unit investment trusts, including series of the Renaissance Trust. The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, among Van Kampen Funds Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator, Van Kampen American Capital Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee or their predecessors.

   On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities, including delivery statements relating to contracts for the purchase of certain such Securities and an irrevocable letter of credit issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for such Securities (and contracts) so deposited, delivered to the Sponsor documentation evidencing the ownership of Units of the Trust. Unless otherwise terminated as provided in the Trust Agreement, the Trust will terminate on the Mandatory Termination Date and Securities then held will within a reasonable time thereafter be liquidated or distributed by the Trustee.

   Each Unit of the Trust initially offered represents an undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

 OBJECTIVES AND SECURITIES SELECTION

   The objectives of the Trust are to provide the potential for capital appreciation and income, consistent with the preservation of invested capital. The portfolio is described below and in "Portfolio". Renaissance is defined as "rebirth or resurrection." Although the term originally referred to the 14th through 16th Century European rebirth of arts and letters, it is now understood more often in terms of any type of rebirth. The Renaissance Trust consists of companies which have made recent management changes, have made major acquisitions or are in a restructuring phase. The Trust's portfolio consists of stocks from a variety of industry sectors, such as raw materials processing, producer manufacturing, transportation, technology, consumer durables, consumer nondurables, consumer distribution, consumer services, finance, utilities and health care.

   The Sponsor believes that the type of internal changes which the companies included in the Trust have made can have a beneficial impact on a company and that they lead to enhanced shareholder value over time. The programs may take several years to implement, and, in the Sponsor's opinion, may lead to any or all of the following changes: a refocus on core businesses; strategic acquisitions; redeployment of assets; the creation of synergies within existing businesses or facilities; the divestiture or spin-off of companies which don't fit in with long term plans, or which are not growing at a rate comparable to the rest of the company; aggressive cost cutting programs; consolidation of operations; implementation of performance-enhancing strategies; and emphasis on share price enhancement, through dividend increases and stock buyback programs.

   Equity securities have been acknowledged as one of the best ways to increase the value of assets and stay ahead of inflation over time. However, many investors become discouraged when they learn that many well-known stocks typically command a high price. By selecting stocks that are relatively inexpensively priced compared to their projected value, investors may invest in the potential of companies that may only temporarily be out of favor. In order to make this "value" investing easier, the Renaissance Trust invests in the growth potential of companies that the Sponsor believes are currently undervalued due to recent management changes, major acquisitions or restructuring. Because companies which are faced with unfavorable economic conditions or a significant shift in consumer attitudes must react decisively to regain market share or enter new lines of business, their stocks may become temporarily undervalued. However, after undertaking appropriate changes, these companies can often achieve a renewed sense of purpose and commitment, leading to results which may enhance the company's share price over time.

   An investor will be subject to taxation on the dividend income received from the Trust and on gains from the sale or liquidation of Securities (see "Federal Taxation"). Investors should be aware that there is not any guarantee that the objectives of the Trust will be achieved because they are subject to the continuing ability of the respective Security issuers to continue to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Equity Securities will pay dividends on outstanding common shares. Any distributions of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

   Investors should note that the above criteria were applied to the Equity Securities selected for inclusion in the Trust as of the Initial Date of Deposit. Subsequent to the Initial Date of Deposit, the Securities may no longer meet such criteria. Should an Equity Security no longer meet such criteria, such Equity Security will not, simply as a result of such fact, be removed from the portfolio of the Trust.

   Investors should be aware that the Trust is not a "managed" fund and as a result the adverse financial condition of a company will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration"). In addition, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the Securities were selected by the Sponsor as of the Initial Date of Deposit. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.

 TRUST PORTFOLIO

   The Trust consists of Equity Securities which are primarily issued by companies which have undergone management changes, have made major acquisitions or are in a restructuring phase (including common stocks of foreign issuers, all of which are ADRs). All of the Equity Securities are listed on a national securities exchange, the NASDAQ National Market System or are traded in the over-the-counter market.

   General. The Trust consists of (a) the Securities listed under "Portfolio" in Part One as may continue to be held from time to time in the Trust, (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in the Trust to cover such purchase are reinvested in substitute Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

   Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will in most cases be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the portfolio is not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. See "Trust Administration--Portfolio Administration." Equity Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

 RISK FACTORS

   An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Certain of the issuers may currently be in arrears with respect to preferred stock dividend payments. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in the portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit or at the time a Unitholder purchases Units.

   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

   Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trust, will be adversely affected if trading markets for the Equity Securities are limited or absent.

   As described under "Trust Operating Expenses," all of the expenses of the Trust will be paid from the sale of Securities from the Trust. It is expected that such sales will be made at the end of the initial offering period and each month thereafter through termination of the Trust. Such sales will result in capital gains and losses and may be made at times and prices which adversely affect the Trust. For a discussion of the tax consequences of such sales, see "Federal Taxation."

   Unitholders will be unable to dispose of any of the Equity Securities in the portfolio, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor. In the absence of any such instructions by the Sponsor, the Trustee will vote such stocks so as to insure that the stocks are voted as closely as possible in the same manner and the same general proportion as are shares held by owners other than the Trust.

   An investment in Units should be made with an understanding of the risks which may impact issuers in a restructuring phase of their business. All of the issuers included in the Trust have, in response to recognized internal problems, undergone recent management changes, have made major acquisitions or are in a restructuring phase. The Sponsor cannot predict the impact, if any, which such changes could have in the future. The restructuring programs undertaken by an issuer may take several years to implement and there can be no guarantee that any positive impact which may potentially result from such programs will be realized over the term of the Trust. In addition, there can be no assurance that any internal changes made by an issuer will result in increases in the value of the securities of the issuer. The issuers may have engaged or plan to engage in certain of the following strategies, among others: re-deployment of assets; re-focus on core businesses; strategic acquisitions; attempts to create synergies within existing businesses or facilities; divestitures or spin-offs of companies which are incompatible with long-term plans; aggressive cost-cutting programs; consolidation of operations; implementation of performance-enhancing strategies; and dividend increases and stock buyback programs. It is important to note that any plan of restructuring or other internal change undertaken by an issuer has generally been made in response to recognized difficulties that have impacted the issuer's business. No assurance can be given that any planned strategy will be effectuated or that the desired results will be achieved. In addition, there can be no assurance that any strategy will not have a material adverse impact on the Securities if the desired results are not achieved.

   Certain of the Equity Securities in the Trust may consist of securities of foreign issuers, an investment in the Trust involves some investment risks that are different in some respects from an investment in a trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of Equity Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance.

   The securities of the foreign issuers in the Trust are in ADR form. ADRs evidence American Depository Receipts which represent common stock deposited with a custodian in a depositary. American Depositary Shares, and receipts therefor (ADRs), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the term ADR generally includes American Depositary Shares. ADRs may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the ADR holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues an ADR generally charges a fee, based on the price of the ADR, upon issuance and cancellation of the ADR. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the ADR than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the ADR market may also exist with respect to certain ADRs. In varying degrees, any or all of these factors may affect the value of the ADR compared with the value of the underlying shares in the local market. In addition, the rights of holders of ADRs may be different than those of holders of the underlying shares, and the market for ADRs may be less liquid than that for the underlying shares. ADRs are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

   For those Equity Securities that are ADRs, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Equity Securities. The foreign issuers of securities that are ADRs may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in ADR form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

   On the basis of the best information available to the Sponsor at the present time, none of the Equity Securities are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

 FEDERAL TAXATION

   The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust.

   For purposes of the following discussion and opinions, it is assumed that each Equity Security is equity for federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

   1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from the Trust asset when such income is considered to be received by the Trust.

   2. Each Unitholder will have a taxable event when the Trust disposes of an Equity Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder. The price a Unitholder pays for his Units is allocated among his pro rata portion of each Equity Security held by the Trust (in proportion to the fair market values thereof on the valuation date nearest the date the Unitholder purchase his Units) in order to determine his initial tax basis for his pro rata portion of each Equity Security held by the Trust. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Equity Securities. Unitholders should consult their own tax advisors with regard to the calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of dividends as defined by Section 316 of the Code paid with respect to an Equity Security held by the Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Equity Security which exceeds such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Equity Security shall generally be treated as capital gain. In general, any such capital gain will be short-term unless a Unitholder has held his Units for more than one year.

   3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by the Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution) and, in general, will be long-term if the Unitholder has held his Units for more than one year (the date on which the Units are acquired (i.e., the "trade date") is excluded for purposes of determining whether the Units have been held for more than one year). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution) and, in general, will be long-term if the Unitholder has held his Units for more than one year. Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purpose.

   DIVIDENDS RECEIVED DEDUCTION. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate Unitholders such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been recently issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction. To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

   LIMITATIONS ON DEDUCTIBILITY OF TRUST EXPENSES BY UNITHOLDERS. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

   RECOGNITION OF TAXABLE GAIN OR LOSS UPON DISPOSITION OF EQUITY SECURITIES BY THE TRUST OR DISPOSITION OF UNITS. As discussed above, a Unitholder may recognize taxable gain (or loss) when an Equity Security is disposed of by the Trust or if the Unitholder disposes of a Unit. For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

   The Revenue Reconciliation Act of 1993 (the "Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that would recharacterize capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rate interest in all assets of the Trust including his pro rata portion of all Equity Securities represented by a Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

   SPECIAL TAX CONSEQUENCES OF IN KIND DISTRIBUTIONS UPON REDEMPTION OF UNITS OR TERMINATION OF THE TRUST. As discussed in "Rights of Unitholders--Redemption of Units", under certain circumstances a Unitholder tendering Units for redemption may request an In Kind Distribution. A Unitholder may also under certain circumstances request an In Kind Distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units." As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust assets for federal income tax purposes. The receipt of an In Kind Distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.

   The potential tax consequences that may occur under an In Kind Distribution will depend on whether or not a Unitholder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Equity Securities in exchange for his or her pro rata portion in the Equity Securities held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of an Equity Security held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of an Equity Security held by the Trust.

   Because the Trust will own many Equity Securities, a Unitholder who requests an In Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Equity Security owned by the Trust. Unitholders who request an In Kind Distribution are advised to consult their tax advisers in this regard.

   COMPUTATION OF THE UNITHOLDER'S TAX BASIS. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. The cost of the Units is allocated among the Equity Securities held in the Trust in accordance with the proportion of the fair market values of such Equity Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Equity Security.

   A Unitholder's tax basis in his Units and his pro rata portion of an Equity Security held by the Trust will be reduced to the extent dividends paid with respect to such Equity Security are received by the Trust which are not taxable as ordinary income as described above.

   GENERAL. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons.

   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.

   It should be noted that payments to the Trust of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. Legislative proposals have been made which would impose a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

   At the termination of the Trust, the Trustee will furnish to each Unitholder of the Trust a statement containing information relating to the dividends received by the Trust on the Equity Securities, the gross proceeds received by the Trust from the disposition of any Equity Security (resulting from redemption or the sale of any Equity Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.
   In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit of the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

 TRUST OPERATING EXPENSES

   COMPENSATION OF SPONSOR AND EVALUATOR. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor, will receive an annual supervisory fee which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year for which such compensation relates) may exceed the actual costs of providing such supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to all Series of the Fund and to any other unit investment trusts sponsored by the Sponsor for which the Supervisor provides portfolio supervisory services in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. In addition, the Evaluator, which is a division of Van Kampen American Capital Investment Advisory Corp., shall receive the annual per Unit evaluation fee set forth under "Summary of Essential Financial Information" in Part One (which amount is based on the number of Units outstanding on January 1 of each year for which such compensation relates) for regularly evaluating the Trust portfolio. The foregoing fees are payable as described under "General" below. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "Public Offering--Sponsor Compensation."

   TRUSTEE'S FEE. For its services the Trustee will receive the annual per Unit fee from the Trust set forth under "Summary of Essential Financial Information" in Part One (which amount is based on the number of Units outstanding on January 1 of each year for which such compensation relates). The Trustee's fees are payable as described under "General" below. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration."

   MISCELLANEOUS EXPENSES. Expenses incurred in establishing the Trust, including the cost of the initial preparation of documents relating to the Trust (including the Prospectus, Trust Agreement and certificates), federal and state registration fees, the initial fees and expenses of the Trustee, legal and accounting expenses, payment of closing fees and any other out-of-pocket expenses, will be paid by the Trust and amortized over the life of the Trust. The following additional charges are or may be incurred by the Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part and (g) expenditures incurred in contacting Unitholders upon termination of the Trust. The expenses set forth herein are payable as described under " below.

    GENERAL. After the initial offering period of the Trust, all of the fees and expenses of the Trust will accrue on a daily basis and will be charged to the Trust, in arrears, on a monthly basis on or before the twenty-fifth day of each month. The fees and expenses are payable out of the Capital Account. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the Trust's portfolio. It is expected that the balance in the Capital Account will be insufficient to provide for amounts payable by the Trust and that Equity Securities will be sold from the Trust to pay such amounts. These sales will result in capital gains or losses to Unitholders. See "Federal Taxation" and "Risk Factors."

 PUBLIC OFFERING

   GENERAL. Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate underlying value of the Securities in the Trust's portfolio, the sales charge described below, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. The secondary market sales charge is described under "Summary of Essential Financial Information" and will be reduced by .5 of 1% on each May 24 to a minimum sales charge of 3.4%.

    Any sales charge reduction will primarily be the responsibility of the selling broker, dealer or agent. Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates, dealers and their affiliates, and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

   Units may be purchased in the primary or secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering--Unit Distribution") by
(1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their spouses or children and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

   OFFERING PRICE. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One in accordance with fluctuations in the prices of the underlying Securities in the Trust.

   As indicated above, the price of the Units was established by adding to the determination of the aggregate underlying value of the Securities an amount equal to the total sales charge imposed on Units and dividing the sum so obtained by the number of Units outstanding. The Public Offering Price shall also include the proportionate share of any cash held in the Capital Account. This computation produced a gross underwriting profit equal to the total sales charge. Such price determination as of the close of business on the day before the Initial Date of Deposit was made on the basis of an evaluation of the Securities in the Trust prepared by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. After the close of business on the day before the Initial Date of Deposit, the Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the Evaluation Time on days the New York Stock Exchange is open and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The Sponsor currently does not intend to maintain a secondary market after November 23, 2000. Commencing on May 24, 1997, the secondary market sales charge will include only a one-time initial sales charge of 4.4% of the Public Offering Price and will be reduced by .5 of 1% on each subsequent May 24, to a minimum sales charge of 3.4%.

   The underlying value of the Equity Securities is determined on each business day by the Evaluator in the following manner: if the Equity Securities are listed on a national securities exchange this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

   UNIT DISTRIBUTION. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

   The Sponsor intends to qualify the Units for sale in a number of states. Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For secondary market transactions, the broker-dealer concession or agency commission will amount to 70% of the sales charge applicable to the transaction.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 100 Units except as stated herein. In connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the total sales charge imposed on Units, less any reduced sales charge (as described under "General" above). Any discount provided to investors will be borne by the selling broker, dealer or agent as indicated under "General" above.

   In addition, the Sponsor realized a profit or sustained a loss, as the case may be, as a result of the difference between the price paid for the Securities by the Sponsor and the cost of such Securities to the Trust on the Initial Date of Deposit as well as on subsequent deposits. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities in the Trust portfolio. The Sponsor may have further realized additional profit or loss during the initial offering period as a result of the possible fluctuations in the market value of the Securities in the Trust after a date of deposit, since all proceeds received from purchasers of Units (excluding dealer concessions and agency commissions allowed, if any) will be retained by the Sponsor.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for Units of the Trust for the period indicated. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

   PUBLIC MARKET. Although it is obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and offer continuously to purchase Units at prices, subject to change at any time, based upon the aggregate underlying value of the Equity Securities in the Trust. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. It is the current intention of the Sponsor to maintain a market for Units through November 23, 2000 only. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units." A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof. Units sold prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale.

   TAX-SHELTERED RETIREMENT PLANS. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans.

 RIGHTS OF UNITHOLDERS

   CERTIFICATES. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust will be evidenced by certificates unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate representing the Units to be transferred with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any whole multiple thereof.

   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   DISTRIBUTIONS OF INCOME AND CAPITAL. Any dividends received by the Trust with respect to the Equity Securities therein are credited by the Trustee to the Income Account. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account of the Trust. Proceeds from the sale of Securities to meet redemptions of Units shall be segregated within the Capital Account from proceeds from the sale of Securities made to satisfy the fees, expenses and charges of the Trust.

   The Trustee will distribute any income received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Dates. See "Summary of Essential Financial Information" in Part One. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay fees and expenses, will be distributed annually on the Capital Account Distribution Date to Unitholders of record on the preceding Capital Account Record Date. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to such Capital Account. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

   The distribution to Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of each Unitholder's pro rata share of the cash in the Income Account. Because dividends are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

   On or before the twenty-fifth day of each month, the Trustee will deduct from the Capital Account amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from the Income and Capital Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

   REINVESTMENT OPTION. Unitholders of the Trust may elect to have each distribution of income, capital gains and/or capital on their Units automatically reinvested in additional Units of the Trust subject to the remaining deferred sales charge payments due on Units, if any (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides). To participate in the reinvestment plan, a Unitholder may either contact his or her broker or agent or file with the Trustee a written notice of election at least ten days prior to the Record Date for which the first distribution is to apply. A Unitholder's election to participate in the reinvestment plan will apply to all Units of the Trust owned by such Unitholder and such election will remain in effect until changed by the Unitholder.

   Reinvestment plan distributions may be reinvested in Units already held in inventory by the Sponsor (see "Public Offering--Public Market") or, until such time as additional Units cease to be issued by the Trust (see "The Trust"), distributions may be reinvested in such additional Units. If Units are unavailable in the secondary market, distributions which would otherwise have been reinvested shall be paid in cash to the Unitholder on the applicable Distribution Date.

   Purchases of additional Units made pursuant to the reinvestment plan will be made subject to any remaining deferred sales charge based on the net asset value for Units of the Trust as of the Evaluation Time on the related Distribution Dates. Under the reinvestment plan, the Trust will pay the Unitholder's distributions to the Trustee which in turn will purchase for such Unitholder full and fractional Units of the Trust and will send such Unitholder a statement reflecting the reinvestment.

   Unitholders may also elect to have each distribution of income, capital gains and/or capital on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds".

   Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trust. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

   After becoming a participant in a reinvestment plan, each distribution of income, capital gains and/or capital on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above. Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund.

   A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate the reinvestment plan at any time.

   REPORTS PROVIDED. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Sponsor deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income
Account: income received, deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payment of applicable taxes, fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts.

   In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

   REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

   The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the Supervisor for this purpose. Units so redeemed shall be cancelled.


   Unitholders tendering 1,000 Units or more for redemption may request from the Trustee in lieu of a cash redemption a distribution in kind ("In Kind Distributions") of an amount and value of Securities per Unit equal to the Redemption Price per Unit as determined as of the evaluation next following the tender. An In Kind Distribution on redemption of Units will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. In implementing these redemption procedures, the Trustee shall make any adjustments necessary to reflect differences between the Redemption Price of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above. For the tax consequences related to an In Kind Distribution see "Federal Taxation."

   To the extent that Securities are redeemed in kind or sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an In Kind Distribution. See "Federal Taxation."

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts. On the Initial Date of Deposit, the Public Offering Price per Unit (which includes the sales charge) exceeded the values at which Units could have been redeemed by the amounts shown under "Summary of Essential Financial Information" in Part One. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Equity Securities trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued sales charges or expenses of the Trust. The Evaluator may determine the value of the Equity Securities in the Trust in the following manner: if the Equity Securities are listed on a national securities exchange this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

   As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

 TRUST ADMINISTRATION

   SPONSOR PURCHASES OF UNITS. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

   The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

   PORTFOLIO ADMINISTRATION. The portfolio of the Trust is not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Trust, however, will not be managed. The Trust Agreement, however, provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of an Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Securities would be detrimental to the Trust. Pursuant to the Trust Agreement, the Sponsor is not authorized to direct the reinvestment of the proceeds of the sale of Securities in replacement securities except in the event the sale is the direct result of serious adverse credit factors affecting the issuer of the Security which, in the opinion of the Sponsor, would make the retention of such Security detrimental to the Trust. Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Therefore, except as stated under "Trust Portfolio" for failed securities and as provided in this paragraph, the acquisition by the Trust of any securities other than the Securities is prohibited. Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Equity Securities), unless held for reinvestment as herein provided, are credited to the Capital Account for distribution to Unitholders, to meet redemptions or to pay charges and expenses of the Trust.

   As indicated under "Rights of Unitholders--Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses.

   The Supervisor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for the Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

   AMENDMENT OR TERMINATION. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (except as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

   The Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Trust Units then outstanding or by the Trustee when the value of the Trust, as shown by any evaluation, is less than that amount set forth under Minimum Termination Value in "Summary of Essential Financial Information" in Part One. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One.

   Commencing on the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Equity Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. Written notice of any termination specifying the time or times at which Unitholders may surrender their certificates for cancellation, if any are then issued and outstanding, shall be given by the Trustee to each Unitholder so holding a certificate at his address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders owning 1,000 or more Units to request an In Kind Distribution rather than payment in cash upon the termination of the Trust. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of each of the Equity Securities in the portfolio to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. The value of the Unitholder's fractional shares of the Equity Securities will be paid in cash. Unitholders with less than 1,000 Units and those not requesting an In Kind Distribution will receive a cash distribution from the sale of the remaining Equity Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Equity Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

   Within 60 days of the final distribution Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

   LIMITATIONS ON LIABILITIES. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

   The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Group Inc.


    MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.

    Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1997, the total stockholders' equity of Van Kampen Funds Inc. was $132,381,000 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

    As of September 30, 1997, the Sponsor and its Van Kampen affiliates managed or supervised approximately $65.3 billion of investment products, of which over $10.85 billion is invested in municipal securities. The Sponsor and its Van Kampen affiliates managed $54 billion of assets, consisting of $34.3 billion for 55 open-end mutual funds (of which 45 are distributed by Van Kampen Funds Inc.) $14.2 billion for 37 closed-end funds and $5.5 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(r) or the IM-IT(r) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

 OTHER MATTERS

   LEGAL OPINIONS. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related securities portfolio at the Initial Date of Deposit included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants

                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Equity Opportunity Trust, Series 32, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 27th day of July, 1998.

                         Van Kampen American Capital Equity Opportunity
                            Trust, Series 32
                                                          (Registrant)

                         By Van Kampen Funds Inc.

                                                           (Depositor)


                         By: Gina Costello
                             Assistant Secretary

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on July 27, 1998 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

 Signature                  Title

Don G. Powell           Chairman and Chief             )
                        Executive Officer              )

John H. Zimmerman       President and Chief Operating  )
                        Officer                        )

Ronald A. Nyberg        Executive Vice President and   )
                        General Counsel                )

William R. Rybak        Senior Vice President and      )
                        Chief Financial Officer        )


                                                       Gina Costello
                                                 (Attorney in Fact)*
____________________

 * An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen American Capital Equity Opportunity Trust, Series 64 (File No. 333-33087) and Van Kampen American Capital Equity Opportunity Trust, Series 87 (File 333-44581) and the same are hereby incorporated herein by this reference.